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                                                                      EXHIBIT 21

                 PRINCIPAL SUBSIDIARY UNDERTAKINGS, ASSOCIATED
                          UNDERTAKINGS AND INVESTMENTS

1. PRINCIPAL SUBSIDIARY UNDERTAKINGS

    The following table shows Vodafone's principal subsidiary undertakings, being those which are considered by Vodafone to be likely to have a significant effect on the assessment of the assets, liabilities, financial position and/or profits and losses of Vodafone.

                                                          COUNTRY OF
                                                        INCORPORATION
                                                              OR                                       PERCENTAGE
NAME                                                     REGISTRATION            ACTIVITY             SHAREHOLDING
------------------------------------------------------  --------------  ---------------------------  ---------------
Vodafone UK Limited                                     England         Holding company                       100
Vodafone Limited                                        England         Cellular network operator             100
Vodafone Distribution Limited                           England         Holding company                       100
Vodafone Central Services Limited                       England         Provision of customer
                                                                        services                              100
Vodafone Corporate Limited                              England         Service provider                      100
Vodafone M.C. Mobile Services Limited                   England         Service provider                      100
Vodafone Connect Limited                                England         Service provider                      100
Vodafone (NI) Limited                                   Northern
                                                        Ireland         Service provider                      100
Vodafone Retail (Holdings) Limited                      England         Holding company                       100
Vodafone Retail Limited                                 England         Holding company                       100
Peoples Phone Limited                                   England         Service provider                      100
Astec Communications Limited                            England         Service provider                      100
Vodafone Finance Limited                                England         Financial trading company             100
Vodafone Group Services Limited                         England         Provision of central
                                                                        services                              100
Vodafone Paging Limited                                 England         Radiopaging network
                                                                        operator                              100
Vodafone Satellite Services Limited                     England         Globalstar satellite
                                                                        consortium                            100
Vodafone Value Added and Data Services Limited          England         Supply of value added
                                                                        services and packet radio
                                                                        network operator                      100
Vodafone Europe Holdings B.V.                           Netherlands     Holding company                       100
Libertel Groep B.V.                                     Netherlands     Holding company                        70
Libertel B.V.                                           Netherlands     Cellular network operator              70
Libertel Verkoop en Services B.V.                       Netherlands     Service provider                       70
Vodafone Malta Limited                                  Malta           Cellular network operator              80
Vodafone Gibraltar Limited                              Gibraltar       Investment company                    100
Vodafone Australasia Pty Limited                        Australia       Holding company                       100

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
                                                          COUNTRY OF
                                                        INCORPORATION
                                                              OR                                       PERCENTAGE
NAME                                                     REGISTRATION            ACTIVITY             SHAREHOLDING
------------------------------------------------------  --------------  ---------------------------  ---------------
Vodafone Holdings Australia Pty Limited                 Australia       Cellular network operator              91
Vodafone Pty Limited                                    Australia       Service provider                       91
Talkland Retail Australia Limited                       England(*)      Service provider and
                                                                        retailer                               91
Vodac Pty Limited                                       Australia       Service provider                      100
Vodacall Pty Limited                                    Australia       Service provider                      100
Panafon SA                                              Greece          Cellular network operator              55
Panavox SA                                              Greece          Service provider                       55
Vodafone New Zealand Limited                            New Zealand     Cellular network operator             100
Vodafone Mobile NZ Limited                              New Zealand     Licence Holder                        100

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(*) Incorporated in England, principal place of business in Australia.

2. PRINCIPAL ASSOCIATED UNDERTAKINGS

    Vodafone Group's principal associated undertakings all have share capital consisting solely of ordinary shares unless otherwise stated. The country of incorporation or registration of all associated undertakings is also their principal place of operation.

                                                        COUNTRY OF
                                                      INCORPORATION
                                                            OR                                        PERCENTAGE
NAME                                                   REGISTRATION            ACTIVITY             SHAREHOLDING(*)
----------------------------------------------------  --------------  --------------------------  -------------------

Celtel Limited                                        Uganda          Cellular network operator               37

Comfone AG                                            Switzerland     Roaming services provider               50

Europolitan Holdings AB                               Sweden          Holding company for
                                                                      cellular network                        20

Martin Dawes Telecommunications Limited               England         Service provider                        20

Mobile Telecom Group Limited                          England         Holding Company for
                                                                      service provider                        20

Societe Francaise du Radiotelephone S.A.              France          Cellular network operator               20

Page U.K. Limited                                     Scotland        Paging service provider                 50

Misrfone Telecommunications Company SAE               Egypt           Cellular network operator               30

Vodafone Fiji Limited                                 Fiji            Cellular network operator               49

Vodacom Group (Pty) Limited                           South Africa    Holding company                         32

Vodacom (Pty) Limited                                 South Africa    Cellular network operator               32

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
                                                        COUNTRY OF
                                                      INCORPORATION
                                                            OR                                        PERCENTAGE
NAME                                                   REGISTRATION            ACTIVITY             SHAREHOLDING(*)
----------------------------------------------------  --------------  --------------------------  -------------------
Vodac (Pty) Limited                                   South Africa    Service provider                        32

Vodacom Equipment Company (Pty) Limited               South Africa    Supply of cellular radio
                                                                      telephone equipment                     32

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(*) To nearest whole percentage.

3. PRINCIPAL INVESTMENTS

    The shareholdings in investments consist solely of ordinary shares unless otherwise stated. The principal country of operation for the investments is the same as the country of incorporation or registration.

                                                        COUNTRY OF
                                                      INCORPORATION
                                                            OR                                        PERCENTAGE
NAME                                                   REGISTRATION            ACTIVITY             SHAREHOLDING(A)
----------------------------------------------------  --------------  --------------------------  -------------------

E-Plus Mobilfunk GmbH                                 Germany         Cellular network operator               17

Globalstar L.P.(b)                                    USA             Development of satellite
                                                                      telecommunications service               3

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(a) To nearest whole percentage.

(b) Partnership interest.

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